SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THESECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2017

CENTRAL VALLEY COMMUNITY BANCORP
(Exact Name of Registrant as Specified in Charter)

California	000-31977	77-0539125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 N. Financial Dr., Suite 101, Fresno, CA	93720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (559) 298-1775

(Former Name or Former Address, if Changed Since Last Report)  Not Applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 .
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07  Submission of Matters to a Vote of Security Holders

a.               On May 17, 2017 Central Valley Community Bancorp held its Annual Meeting of Shareholders.

b.              The final results of voting for each matter submitted to a vote of shareholders at the meeting are as follows:

Elected Directors of the Company to serve until the 2018 Annual Meeting of Shareholders and until their successors are elected and qualified.

In the election of directors, no candidates were nominated for election as a director other than the nominees of the Board of Directors whose names were set forth in the Company’s proxy statement dated April 12, 2017.  Set forth below is a tabulation of the votes cast in the election of Directors with respect to each nominee for office:

Director	Votes Cast for Election	Votes Withheld	Broker Non-Votes
Daniel N. Cunningham	8,103,786	308,267	1,820,001
Edwin S. Darden, Jr.	8,217,435	194,618	1,820,001
Daniel J. Doyle	8,221,179	190,874	1,820,001
Frank T. (“Tommy”) Elliott, IV	8,229,713	182,340	1,820,001
James M. Ford	8,216,953	195,100	1,820,001
Gary D. Gall	8,225,598	186,455	1,820,001
Steven D. McDonald	8,199,538	212,515	1,820,001
Louis McMurray	8,224,386	187,667	1,820,001
William S. Smittcamp	5,873,657	2,538,396	1,820,001

The ratification of the appointment of Crowe Horwath LLP for the 2017 fiscal year as the Company’s independent registered public accounting firm.  The appointment was ratified by the following votes:

For	Against	Abstain
10,011,689	189,191	32,013

The approval of the Central Valley Community Bancorp 2017 Employee Stock Purchase Plan, which was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
8,120,836	56,606	235,450	1,820,001

The adoption of a non-binding advisory resolution approving executive compensation. The resolution was ratified by the following votes:

For	Against	Abstain	Broker Non-Votes
7,983,739	142,705	286,448	1,820,001

The adoption of a non-binding advisory resolution on the frequency of a shareholder vote on executive compensation. The resolution was ratified by the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
3,791,636	2,987,714	1,458,599	174,943	1,820,001

The Central Valley Community Bancorp board of directors has determined, based on these voting results, to solicit a non-binding advisory vote on executive compensation every two years.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Valley Community Bancorp

Date: May 19, 2017	By:	/s/ David A. Kinross
	Name:	David A. Kinross
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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